ForeRetirement Variable Annuity

Supplement Dated May 11, 2021

to your Prospectus Dated May 3, 2021

Effective immediately, the current expenses, fees and average annual total returns for the following Fund as listed in your prospectus under “Fund – Share Class” in “Appendix B – Funds Available Under the Contract” are deleted and replaced with the following:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2020)
					1 Year	5 Year	10 Year
Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management.	PIMCO StocksPLUS® Global Portfolio — Advisor(1) Adviser: Pacific Investment Management Company LLC	0.87%	0.00%	0.87%	13.03%	11.26%	6.91%

This Supplement should be retained for future reference.

FR-051121-FC